                                                                      Exhibit 23

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Annual Report (Form 10-K) of American Income Fund I-A, a Massachusetts Limited Partnership of our report dated March 10, 1998, included in the 1997 Annual Report to the Partners of American Income Fund I-A.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 1998